UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACTOF 1934

May 1, 2018 (April 30, 2018)

Date of Report (Date of earliest event reported)

The Boeing Company

(Exact name of registrant as specified in its charter)

Delaware	1-442	91-0425694
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

100 N. Riverside, Chicago, IL		60606-1596
(Address of Principal Executive Offices)		(Zip Code)

(312) 544-2000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On April 30, 2018, The Boeing Company, a Delaware corporation (“Boeing”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among Boeing, Kelly Merger Sub, Inc., a Delaware corporation (“Merger Sub”), and KLX Inc., a Delaware corporation ( “KLX”), pursuant to which Merger Sub will merge with and into KLX, with KLX surviving as a wholly owned subsidiary of Boeing (the “Merger”).

Subject to the terms and conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each of KLX’s issued and outstanding shares of common stock, par value $0.01 per share (the “Shares”) (other than Shares owned by KLX, Boeing or Merger Sub immediately prior to the Effective Time and other than Shares as to which dissenters’ rights have been properly exercised), will be converted into the right to receive $63.00 in cash per Share, without interest.

Completion of the Merger is subject to customary closing conditions, including (1) the adoption of the Merger Agreement by the affirmative vote of the holders of at least a majority of all outstanding Shares (the “Stockholder Approval”), (2) there being no order, judgment or law enjoining or otherwise prohibiting the consummation of the Merger, and (3) the expiration of the waiting period applicable to the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and receipt of other required antitrust approvals. The obligation of each of Boeing and KLX to consummate the Merger is also conditioned on the other party’s representations and warranties being true and correct (subject to certain materiality exceptions) and the other party having performed in all material respects its obligations under the Merger Agreement. In addition, the obligation of Boeing to consummate the Merger is conditioned on KLX having completed the sale or spin-off of its Energy Services Group business.

The Merger Agreement contains representations and warranties and covenants of the parties customary for a transaction of this nature. The representations and warranties of KLX, Boeing and Merger Sub contained in the Merger Agreement have been made solely for the benefit of KLX, Boeing and Merger Sub. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding KLX, Boeing or their respective subsidiaries or business. Investors should not rely on the representations and warranties or any descriptions thereof as characterizations of the actual state of facts or condition of KLX, Boeing or any of their respective subsidiaries or business. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in KLX’s or Boeing’s public disclosures.

The Merger Agreement contains termination rights for each of Boeing and KLX, including, among others, if the closing of the Merger does not occur on or before the one-year anniversary of the date of the Merger Agreement, subject to extension until the 15-month anniversary of the date of the Merger Agreement in certain circumstances (the “Termination Date”). The Merger Agreement may also be terminated by mutual written consent of Boeing and KLX.

Upon termination of the Merger Agreement, (1) KLX would be required to pay Boeing a termination fee of $105 million in certain circumstances, including (i) KLX’s board changes its recommendation to stockholders in favor of the Merger, (ii) KLX terminates the Merger Agreement to accept a superior proposal or (iii) KLX breaches its nonsolicitation covenant in any material respect; (2) KLX would be required to pay Boeing a termination fee of $70 million in certain circumstances, including (i) failure to obtain the Stockholder Approval and, within nine months after termination, KLX enters into an alternative acquisition transaction or (ii) KLX has breached its covenants and not cured such breach and, within nine months after termination, KLX enters into an alternative acquisition transaction; and (3) Boeing would be required to pay KLX a termination fee of $175 million if the transaction does not close by the Termination Date because of the failure to obtain antitrust clearance and such antitrust clearance is the only condition not satisfied or waived.

The foregoing summary of the Merger Agreement is qualified in its entirety by the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated by reference herein.

Item 7.01. Regulation FD Disclosure.

On May 1, 2018, Boeing issued a press release regarding the announcement of the Merger. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

Certain statements in this Report may be “forward-looking” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the expected timetable for completing the Merger, future business prospects, and benefits and synergies of the Merger, as well as any other statement that does not directly relate to any historical or current fact. Forward-looking statements are based on current assumptions about future events that may not prove to be accurate. These statements are not guarantees and are subject to risks, uncertainties and changes in circumstances that are difficult to predict. Many factors could cause actual results to differ materially from these forward-looking statements. As a result, these statements speak only as of the date they are made, and Boeing undertakes no obligation to update or revise any forward-looking statement, except as required by law. Specific factors that could cause actual results to differ materially from these forward-looking statements include the effect of global economic conditions, the ability of the parties to consummate the Merger, our ability to successfully integrate KLX’s business and realize anticipated synergies, and other important factors disclosed previously and from time to time in reports filed by Boeing and KLX with the Securities and Exchange Commission.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of April 30, 2018, among The Boeing Company, Kelly Merger Sub, Inc. and KLX Inc.

99.1	Press Release dated May 1, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

THE BOEING COMPANY

By:	/s/ Grant M. Dixton
Grant M. Dixton
Vice President, Deputy General Counsel & Corporate Secretary

Dated: May 1, 2018